AMENDMENT NO. 1 TO
                            STOCK PURCHASE AGREEMENT

        THIS AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (this "Amendment") is made and entered into as of April 14, 1997, by and between Farmers Group, Inc., a Nevada corporation (the "Seller"), and Great Southern Life Insurance Company, a Texas corporation (the "Purchaser").

                                    RECITALS

        WHEREAS, the Seller and the Purchaser desire to amend the Stock Purchase Agreement, dated as of January 21, 1997 (the "Agreement"), by and between the Seller and the Purchaser.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1. Definitions. The capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Agreement.

                                   ARTICLE II
                      AMENDMENT OF STOCK PURCHASE AGREEMENT

         1.       Closing Date.  The definition of "Closing Date" set forth in
Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

        "Closing Date" shall mean April 15, 1997."

         2. Farmers Drive Property. Section 1.1 of the Agreement is hereby amended by inserting, immediately after the definition of "Existing Product Item," the following new defined term, to read in its entirety as follows:

        "Farmers Drive Property" shall mean all of that certain tangible personal property, equipment and supplies owned by OSL and situated at that portion of the Real Property commonly known as 2500 Farmers Drive, Columbus, Ohio."

         3. Closing Date Unrealized Gain. Section 1.1 of the Agreement is hereby amended by restating the definition of "Closing Date Unrealized Gain" to read in its entirety as follows:




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        "Closing  Date  Unrealized  Gain"  shall mean (i) the price paid for the
        Portfolio Stocks transferred pursuant to Section 5.17, minus (ii) the Companies' original cost of such Portfolio Stocks."

         4. Intangible Property. Section 1.1 of the Agreement is hereby amended by inserting, immediately after the definition of "Indemnity Notice," the following new defined term, to read in its entirety as follows:

        "Intangible Property" shall mean all of that certain intangible property owned by the Companies and used by the Companies in connection with the Real Property and/or the Personal Property, including, without limitation, (a) all contract rights, books, records, reports, test results, environmental assessments, as-built plans, specifications and other similar documents and materials relating to the use, operation, maintenance, repair, construction or fabrication of the Real Property or the Personal Property; (b) the Companies' right, if any, in and to all trademarks and trade names relating to the Real Property; (c) all transferable business licenses, architectural, site, landscaping or other permits, applications, approvals, authorizations and other entitlements affecting the Real Property; and (d) all transferable guarantees, warranties and utility contracts.

         5. 9/30 Unrealized Gain/Loss Subsequently Realized. Section 1.1 of the Agreement is hereby amended by inserting, immediately after the definition of "NAIC," the following new defined term, to read in its entirety as follows:

        "9/30 Unrealized Gain/Loss Subsequently Realized" shall mean (i) the aggregate market value, as of September 30, 1996, of the Portfolio Stocks owned as of September 30, 1996 that were sold after such date (other than pursuant to Section 5.17) but prior to or on the Closing Date minus (ii) the Companies' aggregate original cost of such Portfolio Stocks."

         6. Personal Property. Section 1.1 of the Agreement is hereby amended by inserting, immediately after the definition of "Person," the following new defined term, to read in its entirety as follows:

        "Personal Property" shall mean all of that certain tangible personal property, equipment and supplies owned by the Companies and either situated at the Real Property or used by the Companies in connection with the use, operation, maintenance, construction or repair of the Real Property; provided, however, that Personal Property shall not include the Farmers Drive Property."

         7. Real Property. Section 1.1 of the Agreement is hereby amended by inserting,

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immediately  after the  definition of "Quarterly  Statement,"  the following new defined term, to read in its entirety as follows:

        "Real Property" shall mean all of the Companies' real property."

         8. Transferred Property. Section 1.1 of the Agreement is hereby amended by inserting, immediately after the definition of "Transferred Assets," the following new defined term, to read in its entirety as follows:

        "Transferred Property" shall mean all of the Real Property, Intangible Property and Personal Property."

         9.       Consideration.     Section 2.2(a) of the Agreement is hereby
amended by deleting "$330,085,815" and inserting, in lieu thereof
"$330,021,133."

         10. Consideration Adjustment. Sections 2.2(b) and (c) of the Agreement is hereby amended and restated to read in its entirety as follows:

        "(b) The Consideration shall be adjusted after the Closing Date as follows: (i) if the Companies' Actual Net Income exceeds the Estimated Net Income, the Purchaser shall pay the Seller an amount equal to such excess; (ii) if the Estimated Net Income exceeds the Companies' Actual Net Income, the Seller shall pay the Purchaser an amount equal to such excess; (iii) if the Closing Date Unrealized Gain is greater than $13,133,646, then the Purchaser shall pay the Seller an amount equal to the difference; (iv) if the Closing Date Unrealized Gain is less than $13,133,646, then the Seller shall pay the Purchaser an amount equal to the difference; (v) if the 9/30 Unrealized Gain/Loss Subsequently Realized is greater than $2,796,764, then the Seller shall pay the Purchaser an amount equal to such difference multiplied by 35%; and (vi) if the 9/30 Unrealized Gain/Loss Subsequently Realized is less than $2,796,764, then the Purchaser shall pay the Seller an amount equal to such difference multiplied by 35%; in each case, together with interest thereon at an annual rate of 8%, accruing from the Closing Date to and including the date of payment (collectively, the "Consideration Adjustment"). The Purchaser shall calculate the Companies' Actual Net Income and the 9/30 Unrealized Gain/Loss Subsequently Realized and, as soon as reasonably practicable, but in any event no later than the date (the "Filing Date") on which both of the Companies have first filed with the insurance regulatory authorities of the State of Ohio (in the case of OSL) and the State of California (in the case of IGL) an Annual Statement or Quarterly Statement that includes financial statements for a period that includes the Closing Date, the Purchaser shall deliver to the Seller a statement (the "Consideration Adjustment Statement") setting forth (x) the

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        Companies' Actual Net Income,  (y) the difference between the Companies'
        Actual Net Income and the Estimated Net Income, if any, and (z) the Purchaser's calculation of the 9/30 Unrealized Gain/Loss Subsequently Realized. After delivery of the Consideration Adjustment Statement, the Purchaser shall, and shall cause the Companies to, provide the Seller with reasonable access to the Companies' books and records sufficient to permit the Seller to verify the Companies' Actual Net Income and the 9/30 Unrealized Gain/Loss Subsequently Realized.

        (c) In the event that the Seller believes that the Purchaser's calculation of the Companies' Actual Net Income or the 9/30 Unrealized Gain/Loss Subsequently Realized is incorrect, the Seller shall have the right to chal lenge such determination in good faith by giving notice of its objection in writing to the Purchaser within ten Business Days following delivery of the Consideration Adjustment Statement, setting forth in reasonable detail the basis for such objection and the Seller's calculation of the Companies' Actual Net Income or the 9/30 Unrealized Gain/Loss Subsequently Realized, as the case may be (the "Seller's
        Notice of Objection"). In the event that the Seller and the Purchaser are unable to agree on the resolution of such disagreement within ten Business Days following delivery of the Seller's Notice of Objection to the Purchaser, the Seller and the Purchaser shall resolve such disagreement in accordance with the following proce dures. The Purchaser and the Seller shall each select an independent certified public accountant within ten Business Days after delivery of the Seller's Notice of Objection for the purpose of selecting a third independent certified public accountant with a regional or national accounting practice in the life insurance industry (the "Mediator"). Such accountants shall mutually select the Mediator and give a written notice to the Purchaser and the Seller identifying the Mediator, including a written acceptance of such appointment from the Mediator, within twenty Business Days after delivery of the Seller's Notice of Objection. The Mediator shall not have performed services for either the Purchaser or the Seller within the preceding three years and shall not have testified in any dispute in which either the Purchas er or the Seller was involved as a party; provided that the Purchaser and the Seller may waive such restriction in writing if they mutually agree to such waiver. The Purchaser shall promptly deliver to the Mediator the Consideration Adjustment Statement, and the Seller shall promptly deliver to the Mediator the Seller's Notice of Objection. The Mediator shall review the Consideration Adjustment Statement and the Seller's Notice of Objection, and each party shall submit to the Mediator all information reasonably requested by the Mediator to enable the Mediator to independently resolve the issue which is the subject of the objection by the Seller. If the Seller's Notice of Objection disputes the calculation of the

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        Companies'  Actual Net Income,  the Mediator  shall make its own determi nation of the Companies' Actual Net Income, which may not be greater than the Purchaser's calculation thereof and may not be less than the Seller's calculation thereof. If the Seller's Notice of Objection disputes the calculation of the 9/30 Unrealized Gain/Loss Subsequently Realized, the Mediator shall make its own determination of the 9/30 Unrealized Gain/Loss Subsequently Realized, which may not be greater than the Seller's calculation thereof and may not be less than the Purchaser's calculation thereof. The Mediator shall issue a written report of its determination in reasonable detail and shall deliver a copy of such report to the Seller and the Purchaser within twenty Business Days following the Mediator's receipt of the Seller's Notice of Objection. The determination made by the Mediator shall be final and binding and may be enforced by any court having jurisdiction. The costs of the Mediator's determination shall be borne by the parties as determined by the Mediator to be fair, just and equitable. Each party shall bear all costs associated with its own appointed independent certified public accountant."

         11. Closing.Section 2.3 of the Agreement is hereby amended by inserting, immediately after "reasonably satisfactory to the Seller.", the following: "The Closing shall take effect as of 11:59 p.m., Pacific Time, on the Closing Date."

         12. Intercompany Lease. Section 5.12 of the Agreement is hereby amended by deleting "F.I.G. Holding Company" and inserting, in lieu thereof, "Farmers New World Life Insurance Company."

         13. Telephone Transition Services Agreement. Section 5.13 of the Agreement is hereby amended by deleting "Intentionally Omitted" and inserting, in lieu thereof, the following:

        "Telephone Transition Services Agreement. At or prior to the Closing, the Seller shall, and the Seller shall cause Farmers New World Life Insurance Company and OSL to, enter into a Telephone Transition Services Agreement, substantially in the form of Exhibit H hereto."

         14. Purchase of Certain Assets. Section 5.17 of the Agreement is hereby amended and restated to read in its entirety as follows:

        "Section 5.17 Purchase of Certain Assets. Pursuant to agreements reasonably acceptable to the Seller, the Seller shall purchase from the Companies the following assets (collectively, the "Transferred Assets"):
        (i) immediately after the Closing, all of the Portfolio Stocks for a price equal to their respective fair market values as of the close of the markets as of the Closing Date; (ii) immediately prior to the Closing, all of the

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        Transferred  Property,  at a price equal to the aggregate statutory book value as of March 31, 1997 plus an adjustment as provided below; (iii) immedi ately prior to the Closing, all of the Companies' mortgage loans on real estate at their amortized statutory book values at the close of business as of March 31, 1997 plus an adjustment as provided below; and
        (iv) immedi ately prior to the Closing, all of the Companies' interests in the Northtowne Apartments limited partnership and the Midwest Mezzanine Fund limited partnership, in each case, at statutory book value as of March 31, 1997 plus an adjustment as provided below. The adjustments referred to in clauses (ii), (iii) and (iv) above shall each be calculated by adding an amount equal to (x) 8% of the respective statutory book value as of March 31, 1997, multiplied by (y) a fraction, the numerator of which is the number of days from and including April 1, 1997 to and including the Closing Date, and the denominator of which is 365."

         15. Change of Par Value. The Agreement is hereby amended by adding, immediately after Section 5.18 of the Agreement, a new Section 5.19, to read in its entirety as follows:

        "5.19 Change of Par Value. Prior to the Closing, the Seller shall cause the par value of the IGL common stock to be changed from $2.00 to $3.00 per share."

         16. Exchange of Certain Property. The Agreement is hereby amended by adding, immediately after Section 5.19 of the Agreement, a new Section 5.20, to read in its entirety as follows:

        "5.20 Exchange of Certain Property.  Immediately prior to the  Closing,
         Seller shall cause FIG Leasing Co., Inc. and OSL to make the following exchange: FIG Leasing Co., Inc. shall transfer to OSL the following vehicles: (a) Vehicle #50019, a Plymouth Grand Voyager SE (Minivan), VIN# GH44R8SX592695 and (b) Vehicle # 50729, a Chevrolet Lumina (4-door sedan), VIN# 2G1WL52MXS1186970 in exchange for OSL's transfer of the certain Farmers Drive Property described on Schedule 1.1(a) attached hereto to Farmers New World Life Insurance Company."

        17. Conduct of Business on the Closing Date. The Agreement is hereby amended by adding, immediately after Section 6.8 of the Agreement, a new
Section 6.9, to read in its entirety as follows:

        "6.9 Conduct of Business on the Closing Date. The Purchaser shall cause each of the Companies to conduct their respective businesses on the Closing Date only in the ordinary course and consistent with the past practice. Without limiting the generality of the foregoing, the Purchaser

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        shall not cause or permit  either of the  Companies  to enter  into,  or consum mate, any reinsurance arrangement or similar transaction that takes effect on or prior to the Closing Date. Prior to the Closing, the Purchaser shall (a) cause the reinsurance arrangements contemplated by that certain letter agreement, dated January 21, 1997, between Employers Reassurance Corporation and the Purchaser, not to take effect until the first day after the Closing Date, and (b) furnish the Seller with written documentation to such effect."

         18. Exhibit B. The Agreement is hereby amended by deleting Exhibit B thereto in its entirety and replacing it with Exhibit B hereto.

         19. Exhibit H. The Agreement is hereby amended by adding Exhibit H hereto as a new Exhibit H to the Agreement.

         20.      Schedule 1.1(a).  The Agreement is hereby amended by adding
Schedule 1.1(a) hereto as a new Schedule 1.1.(a) to the Disclosure Schedule.

                                   ARTICLE III
                                  MISCELLANEOUS

         1. Effect of Amendment. Except as expressly modified by this Amendment, the Agreement shall continue to be and remain in full force and effect in accordance with its terms. Any future reference to the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

         2. Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California applicable to contracts executed and performed within the State of California, without regard to principles of conflicts of laws.

(the next page is the signature page)


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         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by duly authorized officers of each of the Seller and the Purchaser, effective as of the date first written above.

                                          FARMERS GROUP, INC.



                                          By:
                                              Name:
                                              Title:

                                          GREAT SOUTHERN LIFE INSURANCE
                                          COMPANY



                                          By:
                                              Name:
                                              Title:

[TEXT]